                                                                    EXHIBIT 99.2


HOUSEHOLD FINANCE CORPORATION AND SUBSIDIARIES



Index to Supplemental Quarterly Financial Information

                                                                            Page
                                                                            ----
     Supplemental Interim Condensed Consolidated Financial Statements

     Supplemental Condensed Consolidated Statements of Income
     (Unaudited) - Three Months
     Ended March 31, 1998 and 1997 ........................................    2

     Supplemental Condensed Consolidated Balance Sheets -
     March 31, 1998 (Unaudited) and December 31, 1997 .....................    3

     Supplemental Condensed Consolidated Statements of Cash Flows
     (Unaudited) - Three Months Ended
     March 31, 1998 and 1997 ..............................................    4

     Supplemental Financial Highlights ....................................    5

     Notes to Supplemental Interim Condensed Consolidated Financial
     Statements (Unaudited) ...............................................    6

SUPPLEMENTAL QUARTERLY FINANCIAL INFORMATION


SUPPLEMENTAL FINANCIAL STATEMENTS

Household Finance Corporation and Subsidiaries

SUPPLEMENTAL CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
--------------------------------------------------------------------

In millions.
---------------------------------------------------------------------------------------
Three months ended March 31                                            1998        1997
---------------------------------------------------------------------------------------
Finance income                                                     $1,136.2    $1,037.0
Other interest income                                                   8.7         7.9
Interest expense                                                      500.2       447.9
                                                                    -------     -------
Net interest margin                                                   644.7       597.0
Provision for credit losses on owned receivables                      348.6       326.6
                                                                    -------     -------
Net interest margin after provision for credit losses                 296.1       270.4
                                                                    -------     -------
Securitization income                                                 323.3       264.3
Insurance revenues                                                     91.4        87.8
Investment income                                                      37.2        37.3
Fee income                                                            129.8        98.7
Gain on Canadian disposal                                             189.4         -
Other income                                                           86.5       166.2
                                                                    -------     -------
Total other revenues                                                  857.6       654.3
                                                                    -------     -------
Salaries and fringe benefits                                          234.5       212.7
Other operating expenses                                              300.0       313.0
Amortization of acquired intangibles and goodwill                      41.2        33.1
Policyholders' benefits                                                57.5        64.9
                                                                    -------     -------
Total costs and expenses                                              633.2       623.7
                                                                    -------     -------
Income before income taxes                                            520.5       301.0
Income taxes                                                          196.0       111.2
                                                                    -------     -------
Net income                                                         $  324.5    $  189.8
                                                                    =======     =======

See notes to supplemental interim condensed consolidated financial statements.

Household Finance Corporation and Subsidiaries

SUPPLEMENTAL CONDENSED CONSOLIDATED BALANCE SHEETS
--------------------------------------------------

In millions, except share data.
---------------------------------------------------------------------------------------
                                                                March 31,  December 31,
                                                                     1998          1997
---------------------------------------------------------------------------------------
ASSETS                                                        (Unaudited)
------
Cash                                                            $   593.9     $   545.3
Investment securities                                             2,307.4       2,336.8
Receivables, net                                                 34,047.9      32,376.6
Advances to parent company and affiliates                            67.5          10.5
Acquired intangibles and goodwill, net                            1,928.0       1,777.9
Properties and equipment, net                                       437.4         464.8
Real estate owned                                                   188.1         187.8
Other assets                                                      2,322.5       1,973.3
                                                                 --------      --------
Total assets                                                    $41,892.7     $39,673.0
                                                                 ========      ========
LIABILITIES AND SHAREHOLDER'S EQUITY
------------------------------------
Debt:
   Deposits                                                     $   509.7     $   555.3
   Commercial paper, bank and other borrowings                    9,902.0       9,547.1
   Senior and senior subordinated debt (with
      original maturities over one year)                         22,118.7      20,909.2
                                                                 --------      --------
Total debt                                                       32,530.4      31,011.6
Insurance policy and claim reserves                               1,295.2       1,406.4
Other liabilities                                                 1,721.1       1,451.3
                                                                 --------      --------
Total liabilities                                                35,546.7      33,869.3
                                                                 --------      --------
Common shareholder's equity:
   Common stock, $1.00 par value, 1,000
      shares authorized, issued and outstanding
      at March 31, 1998 and December 31, 1997,
      and additional paid-in capital                              2,775.2       2,475.1
   Retained earnings                                              3,593.8       3,376.9
   Foreign currency translation adjustments                         (35.6)        (56.5)
   Unrealized gain on investments, net                               12.6           8.2
                                                                 --------      --------
Total common shareholder's equity                                 6,346.0       5,803.7
                                                                 --------      --------
Total liabilities and shareholder's equity                      $41,892.7     $39,673.0
                                                                 ========      ========

See notes to supplemental interim condensed consolidated financial statements.

Household Finance Corporation and Subsidiaries

SUPPLEMENTAL CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
------------------------------------------------------------

In millions.
--------------------------------------------------------------------------------
Three months ended March 31                                   1998          1997
--------------------------------------------------------------------------------
CASH PROVIDED BY OPERATIONS
Net income                                              $    324.5    $    189.8
Adjustments to reconcile net income to cash
   provided by operations:
   Provision for credit losses on owned receivables          348.6         326.6
   Insurance policy and claim reserves                      (100.6)         21.9
   Depreciation and amortization                              71.6          66.2
   Net realized gains from sales of assets                     -           (50.6)
   Other, net                                                 47.2         193.4
                                                         ---------     ---------
Cash provided by operations                                  691.3         747.3
                                                         ---------     ---------
INVESTMENTS IN OPERATIONS
Investment securities:
   Purchased                                                (364.9)       (487.2)
   Matured                                                    66.4          70.1
   Sold                                                      209.6         278.7
Short-term investment securities, net change                 128.6         159.1
Receivables:
   Originations, net                                      (3,930.0)     (2,955.0)
   Purchases and related premiums                         (2,225.1)       (354.7)
   Sold                                                    3,957.8       3,564.6
Properties and equipment purchased                            (9.2)        (10.3)
Properties and equipment sold                                 20.1            .9
Advances to parent company and affiliates, net               (57.0)       (349.3)
                                                         ---------     ---------
Cash increase (decrease) from investments in
   operations                                             (2,203.7)        (83.1)
                                                         ---------     ---------
FINANCING AND CAPITAL TRANSACTIONS
Short-term debt, net change                                  300.0        (778.5)
Senior and senior subordinated debt issued                 3,140.5       1,854.1
Senior and senior subordinated debt retired               (1,956.1)     (1,623.7)
Policyholders' benefits paid                                 (26.8)        (37.7)
Cash received from policyholders                              22.0          57.7
Dividends on preferred stock                                   -            (1.8)
Dividends paid to parent company                             (75.0)        (75.0)
Dividends paid - pooled affiliate                            (43.6)        (44.9)
Capital contribution from parent company                     200.0           -
                                                         ---------     ---------
Cash increase (decrease) from financing and
   capital transactions                                    1,561.0        (649.8)
                                                         ---------     ---------
Increase in cash                                              48.6          14.4
Cash at January 1                                            545.3         508.1
                                                         ---------     ---------
Cash at March 31                                        $    593.9    $    522.5
                                                         =========     =========
Supplemental Cash Flow Information:
Interest paid                                           $    422.9    $    339.6
                                                         ---------     ---------
Income taxes received                                        (56.4)        (22.2)
                                                         ---------     ---------

See notes to supplemental interim condensed consolidated financial statements.

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

Household Finance Corporation and Subsidiaries

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
---------------------------------

All dollar amounts are stated in millions.
------------------------------------------------------------------------------
Three months ended March 31                                 1998          1997
------------------------------------------------------------------------------
Net income                                             $   324.5     $   189.8
                                                        --------      --------
Net interest margin and other revenues (1)               1,444.8       1,186.4
                                                        --------      --------
Return on average common shareholder's
   equity (2)                                               21.9%         17.7%
                                                        --------      --------
Return on average owned assets (2)                          3.16          2.05
                                                        --------      --------

All dollar amounts are stated in millions.
------------------------------------------------------------------------------
                                                       March 31,  December 31,
                                                            1998          1997
------------------------------------------------------------------------------
Total assets:
   Owned                                              $ 41,892.7    $ 39,673.0
   Managed                                              59,191.6      57,716.0
                                                       ---------     ---------
Receivables:
   Owned                                              $ 34,087.7    $ 32,383.3
   Serviced with limited recourse                       17,298.9      18,043.0
                                                       ---------     ---------
   Managed                                            $ 51,386.6    $ 50,426.3
                                                       =========     =========
Debt to total shareholder's equity                         5.1:1         5.3:1
                                                       ---------     ---------

(1)  Policyholders' benefits have been netted against other revenues.

(2)  Annualized.

See notes to interim condensed consolidated financial statements.











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

Household Finance Corporation and Subsidiaries

NOTES TO SUPPLEMENTAL INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF PRESENTATION
-------------------------
The accompanying unaudited condensed consolidated financial statements of Household Finance Corporation ("HFC") and its subsidiaries have been prepared in accordance with generally accepted accounting principles for interim financial information. Additionally, these financial statements have been prepared in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Certain prior period amounts have been reclassified to conform with the current period's presentation. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 1998 should not be considered indicative of the results for any future quarters or the year ending December 31, 1998. HFC and its subsidiaries may also be referred to in these supplemental interim condensed consolidated financial statements as "we," "us" or "our." These financial statements should be read in conjunction with the supplemental consolidated financial statements for the year ended December 31, 1997. See Exhibit 99.1 of this Form 8-K.

2. INVESTMENT SECURITIES
-------------------------
Investment securities consisted of the following:

------------------------------------------------------------------------------
In millions.                              March 31, 1998     December 31, 1997
------------------------------------------------------------------------------
                                     Amortized      Fair  Amortized       Fair
                                          Cost     Value       Cost      Value
------------------------------------------------------------------------------
AVAILABLE-FOR-SALE INVESTMENTS
Marketable equity securities          $  128.4  $  130.5   $  129.0   $  132.5
Corporate debt securities              1,541.0   1,556.8    1,575.4    1,594.0
U.S. government and federal
   agency debt securities                364.2     364.6      382.7      370.0
Other                                    218.0     219.2      203.7      206.9
                                      --------  --------   --------   --------
Subtotal                               2,251.6   2,271.1    2,290.8    2,303.4
Accrued investment income                 36.3      36.3       33.4       33.4
                                      --------  --------   --------   --------
Total investment securities           $2,287.9  $2,307.4   $2,324.2   $2,336.8
                                      ========  ========   ========   ========






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

3. RECEIVABLES
---------------
Receivables consisted of the following:

------------------------------------------------------------------------------
                                                       March 31,  December 31,
In millions.                                                1998          1997
------------------------------------------------------------------------------
Home equity                                            $13,763.3     $12,806.1
Auto finance                                               654.4         476.5
MasterCard/Visa                                          5,821.3       5,052.4
Private label                                            6,608.3       8,039.2
Other unsecured                                          6,388.7       5,071.3
Commercial                                                 851.7         937.8
                                                       ---------     ---------
Total owned receivables                                 34,087.7      32,383.3

Accrued finance charges                                    408.5         400.1
Credit loss reserve for
   owned receivables                                    (1,510.0)     (1,417.5)
Unearned credit insurance premiums
   and claims reserves                                    (125.9)       (120.1)
Amounts due and deferred from
   receivables sales                                     1,872.2       1,838.6
Reserve for receivables serviced with
   limited recourse                                       (684.6)       (707.8)
                                                       ---------     ---------
Total owned receivables, net                            34,047.9      32,376.6
Receivables serviced with limited recourse              17,298.9      18,043.0
                                                       ---------     ---------
Total managed receivables, net                         $51,346.8     $50,419.6
                                                       =========     =========

At December 31, 1997, net receivables relating to Beneficial's disposed Canadian and German operations were $775.1 and $271.1 million, respectively.

The outstanding balance of receivables serviced with limited recourse consisted of the following:

------------------------------------------------------------------------------
                                                       March 31,  December 31,
In millions.                                                1998          1997
------------------------------------------------------------------------------
Home equity                                            $ 5,455.2     $ 6,038.6
Auto finance                                               348.0         395.9
MasterCard/Visa                                          6,633.0       6,775.7
Private label                                              986.1       1,025.0
Other unsecured                                          3,876.6       3,807.8
                                                       ---------     ---------
Total                                                  $17,298.9     $18,043.0
                                                       =========     =========

The combination of receivables owned and receivables serviced with limited recourse, which we consider our managed portfolio, is shown below:

------------------------------------------------------------------------------
                                                       March 31,  December 31,
In millions.                                                1998          1997
------------------------------------------------------------------------------
Home equity                                            $19,218.5     $18,844.7
Auto finance                                             1,002.4         872.4
MasterCard/Visa                                         12,454.3      11,828.1
Private label                                            7,594.4       9,064.2
Other unsecured                                         10,265.3       8,879.1
Commercial                                                 851.7         937.8
                                                       ---------     ---------
Total                                                  $51,386.6     $50,426.3
                                                       =========     =========



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


The amounts due and deferred from receivables sales were $1,872.2 million at March 31, 1998 and $1,838.6 million at December 31, 1997. The amounts due and deferred included unamortized securitization assets and funds set up under the recourse requirements for certain sales totaling $1,608.3 million at March 31, 1998 and $1,583.1 million at December 31, 1997. It also included customer payments not yet sent to us by the securitization trustee of $183.9 million at March 31, 1998 and $209.6 million at December 31, 1997. In addition, we have subordinated interests in certain transactions, which were recorded as receivables, of $898.5 million at March 31, 1998 and $888.7 million at December 31, 1997. We have agreements with a "AAA"-rated third party who will insure us for up to $21.2 million in losses relating to certain securitization transactions. We maintain credit loss reserves under the recourse requirements for receivables serviced with limited recourse which are based on estimated probable losses under those requirements. The reserves totaled $684.6 million at March 31, 1998 and $707.8 million at December 31, 1997 and represents our best estimate of probable losses on receivables serviced with limited recourse.


4. CREDIT LOSS RESERVES
------------------------
An analysis of credit loss reserves for the three months ended March 31 was as follows:

------------------------------------------------------------------------------
In millions.                                                  1998       1997
------------------------------------------------------------------------------
Credit loss reserves for owned receivables
   at January 1                                           $1,417.5   $1,169.7
Provision for credit losses                                  348.6      326.6
Chargeoffs                                                  (351.1)    (294.8)
Recoveries                                                    30.5       29.6
Portfolio acquisitions, net                                   64.5      (12.5)
                                                          --------   --------
TOTAL CREDIT LOSS RESERVES FOR OWNED RECEIVABLES
   AT MARCH 31                                             1,510.0    1,218.6
                                                          --------   --------
Credit loss reserves for receivables serviced with
   limited recourse at January 1                             707.8      576.2
Provision for credit losses                                  179.6      156.6
Chargeoffs                                                  (216.2)    (132.6)
Recoveries                                                    13.5        6.2
Other, net                                                     (.1)       2.3
                                                          --------   --------
TOTAL CREDIT LOSS RESERVES FOR RECEIVABLES SERVICED
   WITH LIMITED RECOURSE AT MARCH 31                         684.6      608.7
                                                          --------   --------
TOTAL CREDIT LOSS RESERVES FOR MANAGED RECEIVABLES
   AT MARCH 31                                            $2,194.6   $1,827.3
                                                          ========   ========

5. INCOME TAXES
----------------
The effective tax rate was 37.7 percent for the three months ended March 31, 1998 and 36.9 percent in the year-ago period. The effective tax rate differs from the statutory federal income tax rate in these years primarily because of the effects of (a) leveraged lease tax benefits, (b) dividends received deduction applicable to term preferred stock, (c) capital losses from the sale of German operations and (d) state and local income taxes.

6. TRANSACTIONS WITH PARENT COMPANY AND AFFILIATES
--------------------------------------------------

We periodically advance funds to Household International and affiliates or receive amounts in excess of our parent company's current requirements. Advances to parent company and affiliates were $67.5 million at March 31, 1998 compared to $10.5 million at December 31, 1997. Advances from parent company and affiliates, which are included in commercial paper, bank and other borrowings, were $450.0 million at March 31, 1998 and $250.0 million at December 31, 1997. Net interest income on affiliated balances was $1.8 million for the three months ended March 31, 1998 and $6.1 million for the three months ended March 31, 1997.


7. COMPREHENSIVE INCOME
--------------------------
In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("FAS No. 130"), effective for fiscal years beginning after December 15, 1997. This statement establishes standards for the reporting and presentation of comprehensive income. Comprehensive income, in addition to traditional net income, includes the mark-to-market adjustments on available-for-sale securities, cumulative translation adjustments and other items which represent a change in equity from "nonowner" sources. FAS No. 130 does not change existing requirements for certain items to be reported as a separate component of shareholder's equity. In accordance with the interim reporting guidelines of FAS No. 130, comprehensive income was $349.8 million for the quarter ended March 31, 1998 and $158.3 million for the quarter ended March 31, 1997.














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